                             LETTER OF TRANSMITTAL
                     TO ACCOMPANY CERTIFICATES REPRESENTING
                       $1.00 EXCHANGEABLE PREFERRED STOCK
                                       OF
                             DATAPOINT CORPORATION
                  DELIVERED FOR EXCHANGE PURSUANT TO THE PROXY
                  STATEMENT/PROSPECTUS DATED OCTOBER 31, 1996
                             ---------------------

                                  DEPOSITARY:
                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY

                                                   BY HAND OR
      BY MAIL:             BY FACSIMILE:       OVERNIGHT COURIER:
---------------------  ---------------------  ---------------------
     2 Broadway           (212) 509-5150           19th Floor
 New York, NY 10003                                2 Broadway
                                               New York, NY 10003
                            TELEPHONE:
                       ---------------------
                          (212) 509-4000
                             Ext. 227
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           DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER
         THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This Letter of Transmittal is to be completed either if certificates
("Certificates") evidencing $1.00 Exchangeable Preferred Stock, $20.00 liquidation preference per share (the "Shares"), are to be forwarded herewith or if a delivery of such Shares are to be made by book-entry transfer to the account of Continental Stock Transfer & Trust Company, as Depositary (the
"Depositary"), at The Depository Trust Company ("DTC") or the Philadelphia
Depository Trust Company ("PDTC") (each, a "Book-Entry Transfer Facility" and together, the "Book-Entry Transfer Facilities") pursuant to the procedures set forth below. Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Depositary.

    PLEASE REVIEW INSTRUCTIONS CAREFULLY BEFORE COMPLETING THIS FORM.

______CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY FACILITIES AND COMPLETE THE
FOLLOWING:

Name of
Institution ___________________________________________________________

Book-Entry Transfer Facility: (Check One)
                     ______DTC                    ______PDTC
Account Number ____________                        Transaction Code ____________
______CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:
Name(s) of Registered
Owners __________________________________________________________________
Date of Execution of Notice of Guaranteed
Delivery _____________________________________________
Name of Institution which Guaranteed
Delivery __________________________________________________

If Delivered by Book-Entry Transfer, Check Box of Applicable Depository
Institution:

                  [ ] DTC                  [ ] PDTC (check one)
Account Number (if Delivered by Book-Entry
Transfer) ____________________________________________
Transaction Code
Number _____________________________________________________________________

              THIS LETTER OF TRANSMITTAL AND CERTIFICATES MUST BE
            DELIVERED TO THE DEPOSITARY BY NO LATER THAN 9:00 A.M.,
               NEW YORK CITY TIME, ON TUESDAY, DECEMBER 10, 1996.
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                          DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS)

     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                     SHARES TENDERED
          (PLEASE FILL IN, IF BLANK, EXACTLY AS                (ATTACHED ADDITIONAL SIGNED LIST IF
          NAME(S) APPEAR(S) ON CERTIFICATE(S))                             NECESSARY)
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                                                                           # OF SHARES
                                                                           REPRESENTED    # OF SHARES
                                                            CERTIFICATE        BY            TO BE
                                                            NUMBER(S)*    CERTIFICATE(S)*   EXCHANGED

                                                           Total Shares to be Exchanged
                                                           *Need not be completed if tendering shares
                                                            by book-entry transfer

    The undersigned hereby delivers to the Depositary, subject to the terms and conditions of this Letter of Transmittal and the Proxy Statement/Prospectus dated October 31, 1996, with any supplements and amendments thereto (the "Proxy Statement/Prospectus") of Datapoint Corporation (the "Company") the Shares described above.

    Unless the undersigned instructs otherwise, the certificate for the Exchange Consideration (as defined in the Proxy Statement/Prospectus) will be mailed to the address, indicated above on the label in the box entitled "Description of Shares Tendered". Any special instructions for issuance or delivery of any certificate must be indicated in the appropriate boxes that appear below.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender the Shares in connection herewith, free and clear of all liens, claims and encumbrances, and that upon the acceptance of such Shares, neither the Company nor the Depositary will be subject to any adverse claim in respect of such Shares. The undersigned will, upon request, execute and deliver any additional documents reasonably deemed appropriate or necessary by the Depositary in connection with the surrender of the tender of the Shares hereby.

    The undersigned understands that tender of the Shares is not made in acceptable form until receipt by the Depositary of this Letter of Transmittal, or a facsimile hereof, duly completed and signed, together in the circumstances in which evidences of authority are required hereby, with all accompanying evidences of authority in form satisfactory to the Company (which may delegate power in whole or in part to the Depositary). All questions as to validity, form and eligibility of tender of Shares hereunder will be determined by the Company (which may delegate power in whole or in part to the Depositary) and such determination shall be final and binding. Neither the Company nor the Depositary shall be obligated to give notice of any defects or irregularities in any Letter of Transmittal, and neither the Company nor the Depositary shall incur any liability for failure to give any such notice.

    The undersigned understands that exchange for the tendered Shares will be made upon receipt by the Depositary of this Letter of Transmittal, the Certificate(s) and all other necessary documents in form satisfactory to the Depositary as promptly as practicable after the Expiration Date (as defined in the Proxy Statement/Prospectus).

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
       SPECIAL ISSUANCE INSTRUCTIONS                 SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if certificates for the  To be completed ONLY if certificates for the
Common Stock or Shares not tendered are to    Common Stock or Shares not tendered are to
be issued in the name of someone other than   be sent to someone other than the
the undersigned.                              undersigned at an address other than that
                                              shown under "Description of Shares
                                              Tendered".

Issue (check one) [ ] Common Stock or         Mail (check one) [ ] Common Stock or
               [ ] Shares not tendered to:    [ ] Shares not tendered to:

Name                                          Name
                 (Please                      (Please Print)
Print)                                        Address
Address
                                              (Zip Code)
                                  (Zip Code)
   (Tax Identification or Social Security        (Tax Identification or Social Security
                  Number)                                       Number)

                 HOLDERS MUST SIGN IN THE SPACE PROVIDED BELOW


                                   SIGN HERE

                           Signature(s) of Holder(s)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) or on a security position listing, or by person(s) authorized to become registered holder(s) by the Certificate(s) and document(s) transmitted herewith.

                                 (Please Print)
Dated
Name(s)
Capacity
Address
                                                                            (Zip
 Code)
Telephone Number
                              (Include Area Code)
Tax Identification or
 Social Security Number
                  (Complete Accompanying Substitute Form W-9)
                           Guarantee of Signature(s)


                      PLEASE REVIEW INSTRUCTIONS CAREFULLY
                          BEFORE COMPLETING THIS FORM

                                  INSTRUCTIONS

1. EXECUTION AND DELIVERY. If a Holder elects to have such Holder's Shares exchanged, this Letter of Transmittal or a facsimile hereof must be properly filled in, dated and signed, and must be mailed or otherwise delivered, together with your Certificate(s) or confirmation of book-entry transfer into the Depositary's account at any Book-Entry Transfer Facility, to the Depositary at the address set forth on the face hereof by no later than 9:00 a.m., New York City time, on Tuesday, December 10, 1996. Please do not send Certificates directly to Datapoint Corporation.

   The method of delivery of all documents is at your option and risk, but it is recommended that documents be delivered either through your broker or by registered mail with return receipt requested, properly insured.

   Stockholders whose Certificates are not immediately available or who cannot complete the procedures for book-entry transfer on a timely basis or for whom time will not permit all required documents to reach the Depositary on or prior to the Expiration Date, may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in the Proxy Statement/Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Depositary prior to the Expiration Date, and (iii) the Certificates representing all tendered Shares in proper form for transfer, or Book-Entry Confirmation with respect to all tendered Shares, in either case, together with a Letter of Transmittal (or manually signed facsimile thereof), properly completed and duly executed, and with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary within five New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery. If Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) must accompany each such delivery.

   THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ANY
    OTHER REQUIRED DOCUMENTS, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

2. INSUFFICIENT SPACE. If there is insufficient space to list all of your Certificates for Shares being tendered, please attach and sign a separate list.

3. SIGNATURE. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith, the signature(s) must correspond exactly with the name(s) of such registered holder(s) on the face of the Certificate(s) representing the Shares.

   If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, the person signing must give such person's full title in such capacity, and appropriate evidence of authority to act in such capacity must be forwarded with this Letter of Transmittal.

   Certificate(s) delivered by an assignee of the registered holder thereof must be properly endorsed or accompanied by a properly executed assignment with the signature(s) guaranteed (see Instruction 4). Certificate(s) delivered by the registered holder thereof should not be endorsed or assigned for transfer.

4. GUARANTEE OF SIGNATURES. Any signature appearing on this Letter of Transmittal must be guaranteed in the space provided by a financial institution that is a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the NYSE Medallion Signature Program (an "Eligible Institution") UNLESS the Certificate(s) is surrendered by a registered holder who has not completed the box entitled "Special Delivery Instructions" or the box entitled "Special Issuance Instructions". Any signature appearing on any endorsed Certificate(s) or stock power required by Instruction 6 must also be guaranteed by an Eligible Institution.

5. PARTIAL EXCHANGE. If fewer than all the Shares evidenced by any certificate submitted are to be exchanged, fill in the amount of Shares which are to be exchanged in the box entitled "# of Shares to be Exchanged". In such cases, new certificate(s) for the remainder of the Shares that were evidenced by your old certificate(s) will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered in full unless otherwise indicated.

6. SPECIAL PAYMENT AND DELIVERY. If the Exchange Consideration for surrendered Certificate(s) is to be issued in the name of a person other than the signer(s) of this Letter of Transmittal and/or if the Exchange Consideration for surrendered Certificate(s) is to be sent to a person other than the signer(s) of this Letter of Transmittal or to the signer(s) at an address other than the address shown on the stock records, the appropriate boxes on this Letter of Transmittal must be completed. Any signature appearing on any endorsed Certificate(s) or stock power for special payment or delivery must be guaranteed by an Eligible Institution.

7. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary in writing. The stockholder will then be instructed as to the steps that must be taken in order to replace the Certificates(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Depositary at the address set forth on the first page of this Letter of Transmittal. Additional copies of this Letter of Transmittal and the Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9 may be obtained from the Depositary at the addresses set forth on the first page of this Letter of Transmittal from the brokers, dealers, commercial banks or trust companies.

9. STOCK TRANSFER TAXES. The Company will pay or cause to be paid any stock transfer taxes applicable to the surrender of Certificate(s). However, if surrendered Certificate(s) are registered in the name of any person other than the person signing this Letter of Transmittal, all transfer tax stamps required must be affixed to the Certificate(s), or evidence satisfactory to the Depositary of the payment of or exemption from such tax must be submitted therewith. If such stamps are not affixed or such other evidence is not submitted, the amount of such stock transfer taxes will be deducted from any funds payable by the Depositary hereunder.

10. SUBSTITUTE FORM W-9. In order to avoid "backup withholding" of federal income tax on any cash received upon the surrender of Certificate(s), a holder thereof must, unless an exemption applies, provide the Depositary with its correct taxpayer identification number ("TIN") on Substitute Form W-9 and certify, under penalties of perjury, that such number is correct and that such holder is not otherwise subject to backup withholding. If the correct TIN and certifications are not provided, any payments made for the surrender of Certificate(s) may be subject to backup withholding of 31% on the payment made for all Certificate(s) surrendered by the holder.

        The TIN that must be provided on the Substitute Form W-9 is that of the registered holder(s) of Certificate(s) appearing on the transfers attached to, or endorsed on, such Certificate(s) pursuant to a transfer effective prior to the Expiration Date. The TIN for an individual is his or her social security number.

        THE ENCLOSED SUBSTITUTE FORM W-9 MUST BE COMPLETED AND RETURNED WITH THIS LETTER OF TRANSMITTAL, THE SURRENDERED CERTIFICATE(S) AND ANY OTHER DOCUMENTATION REQUIRED FOR TENDER. FAILURE TO DO SO MAY RESULT IN BACKUP WITHHOLDING AT 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

                           IMPORTANT TAX INFORMATION

PURPOSE OF FORM

    Use this to report the taxpayer identification number (TIN) of the record owner of the Shares to the Depositary. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments if you fail to furnish payers with the correct taxpayer identification number (this is referred to as backup withholding). For most individual taxpayers the taxpayer identification number is the social security number.

    To prevent backup withholding on these payments, be sure to notify the Depositary of the correct taxpayer identification number. You must use this form to certify that the taxpayer identification number you are giving to the Depositary is correct and that you are not subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

    Give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares belong to you as an individual, give your social security number. If the Shares are held is in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidelines on which number to report.

                 PLEASE REVIEW ENCLOSED GUIDELINES FOR DETAILS

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
                      PAYER'S NAME: CONTINENTAL STOCK TRANSFER & TRUST COMPANY

SUBSTITUTE                        PART I--PLEASE PROVIDE YOUR TIN   PART III--Social Security Number
                                  IN THE BOX AT RIGHT AND CERTIFY   or Employer Identification
                                  BY SIGNING AND DATING BELOW.      Number
                                                                    --------------------------------
                                                                    (If awaiting TIN write "Applied
                                                                    For")

                                  PART II -- For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification
                                  Number on Substitute Form W-9 and complete as instructed therein.
FORM W-9                          Certification--Under penalties of perjury, I certify that:
DEPARTMENT OF THE TREASURY        (1)  The Number shown on this form is my correct Taxpayer
INTERNAL REVENUE SERVICE          Identification Number (or I am waiting for a number to be issued to me); and
                                  (2)  I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to
                                       report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
                                  CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on
PAYER'S REQUEST FOR               your tax return. However, if after being notified by the IRS that
TAXPAYER IDENTIFICATION           you were subject to backup withholding, you received another
NUMBER ("TIN")                    notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see
                                  instructions in the enclosed Guidelines).
                                  SIGNATURE  DATE

  NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
 BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE
                                     OFFER.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
             CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
 Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me thereafter will be withheld until I provide a number.

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      ----------------------------------------------             --------------------------------------
                        SIGNATURE                                                 DATE